SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 6, 2000
                                                           (June 7, 2000)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                                 14-1630287
       (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311





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TrustCo Bank Corp NY


Item 5.           Other Events

                  A press release was issued on June 6, 2000,  announcing today that the Office of Thrift Supervision (OTS) had on June 2,

                  2000 approved TrustCo's  application to acquire Landmark

                  Financial  Corporation of Canajohorie,  New York, and its

                  wholly-owned subsidiary Landmark Community Bank. Attached is the press release labeled as exhibit 99(a).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.      Description
                           99(a)           Press  release  dated  June 6, 2000,
                                           announcing  today that the Office of
                                           Thrift   Supervision  (OTS)  had  on
                                           June  2,  2000  approved   TrustCo's
                                           application to acquire Landmark
                                           Financial Corporation of Canajoharie,
                                           New York, and its wholly-owned
                                           subsidiary Landmark Community Bank .








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 6, 2000

                                              TrustCo Bank Corp NY
                                              (Registrant)




                                              By:/s/ Robert T. Cushing
                                                 Robert T. Cushing
                                                 Vice President and
                                                 Chief Financial Officer

















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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                              Page
__________________         ____________________________           __________
    99(a)                  Press release dated June 6, 2000           5
                           announcing today that the Office of
                           Thrift Supervision (OTS) had on
                           June 2, 2000 approved TrustCo's
                           application to acquire Landmark
                           Financial Corporation of Canajoharie,
                           New York, and its wholly-owned
                           subsidiary Landmark Community Bank.





















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                                                                   Exhibit 99(a)

TRUSTCO
Bank Corp NY                                                  News Release
_______________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                     NASDAQ -- TRST

Contact: William F. Terry
         Senior Vice President and Secretary
         518-381-3611


FOR IMMEDIATE RELEASE:

                      TRUSTCO RECEIVES REGULATORY APPROVAL

Schenectady, New York  -  June 6, 2000   -   Robert A. McCormick, President and
         Chief Executive Officer of TrustCo Bank Corp NY announced today that the Office of Thrift Supervision (OTS) had on June 2, 2000 approved TrustCo's application to acquire Landmark Financial Corporation of Canajoharie, New York, and its wholly-owned subsidiary Landmark Community Bank.

         "With the approval for the transaction by the Federal Reserve Bank already in hand, the favorable OTS action is the last of the bank regulatory approvals required for this transaction," McCormick said. "We look forward to completing this transaction following the Landmark Financial Corp. shareholders meeting that will be scheduled early in the third quarter of 2000," he continued.

         TrustCo is a $2.4 billion bank holding company and through its subsidiary bank, Trustco Bank, National Association, operates 53 bank offices in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady,
         Schoharie, Warren, and Washington counties.   In addition,  the bank
         operates a full service Trust Department with $1.36 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.
                                      # # #


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